UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2023

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94080
(Address of principal executive offices)

(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On September 25, 2023, Vistagen Therapeutics, Inc. (the “Company”) held its 2023 Virtual Annual Meeting of Stockholders (the “Annual Meeting”). As set forth below, at the Annual Meeting the Company’s stockholders re-elected each of the seven director nominees to the Company’s Board of Directors, approved, on an advisory basis, the compensation paid to the Company’s named executive officers, approved an amendment to the Company’s Amended and Restated 2019 Omnibus Equity Incentive Plan, and ratified the appointment of WithumSmith+Brown PC as the Company’s independent registered public accounting firm for the Company’s current fiscal year.

The matters voted upon at the Annual Meeting and the results of the voting are as follows:

Proposal No. 1 – Election of Directors

	For	Withheld
Ann M. Cunningham, MBA	1,443,789	641,810
Joanne Curley, Ph.D.	1,621,743	463,856
Margaret M. FitzPatrick, M.A.	1,614,059	471,540
Jerry B. Gin, Ph.D., MBA	1,668,774	416,825
Mary L. Rotunno, J.D.	1,613,705	471,894
Jon S. Saxe, J.D., LL.M.	1,619,698	465,872
Shawn K. Singh, J.D.	1,590,015	495,584

Members of the Company’s Board of Directors (the “Board”) are elected by a plurality of the votes cast. Accordingly, each of the director nominees named above was elected to serve on the Board until the Company’s 2024 Annual Meeting of Stockholders, or until her or his successor is elected and qualified.

Proposal No. 2 – Advisory Vote to Approve Executive Compensation (Say-on-Pay Proposal)

	For	Against	Abstain
Votes	1,382,535	607,263	95,801

The vote required to approve this non-binding advisory vote was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as reported in the Company’s definitive proxy statement that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 28, 2023.

Proposal No. 3 –Amendment to the Vistagen Therapeutics, Inc. Amended and Restated 2019 Omnibus Equity Incentive Plan

	For	Against	Abstain
Votes	1,389,517	667,326	28,756

The vote required to approve this amendment to the Company’s Amended and Restated 2019 Omnibus Equity Incentive Plan (the “Amendment”), which Amendment increases the number of shares of the Company’s common stock, par value $0.001 per share, authorized for issuance thereunder from 600,000 shares to 1,000,000 shares, was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved the Amendment.

Proposal No. 4 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	3,933,402	334,951	42,733

The vote required to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent auditors for the fiscal year ending March 31, 2024.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the SEC on July 28, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: September 29, 2023	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer